UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 8, 2007
Date of Report (Date of earliest event reported)

CELSIUS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-129847	20-2745790
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

140 NE 4th Avenue, Suite C, Delray Beach, FL	33483
(Zip Code)

(561) 276-2239
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(A)	TERMINATION OF CHANG G., PARK, CPA, PH. D.

On March 8, 2007, Celsius Holdings, Inc. (the “Company”) terminated Chang G. Park, CPA, Ph.D. (“Park”) as the Company’s independent registered public accounting firm. The decision to dismiss Park was unanimously determined and approved by the Company’s Board of Directors.

The audit reports of Park on the financial statements of the Company as of and for the years ended September 30, 2005 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended September 30, 2005 and 2006 and the subsequent interim period through March 8, 2007, there were no disagreements with Park on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Park, would have caused it to make reference thereto in its reports on the financial statements for such years.

In connection with the audits of the two fiscal years ended September 30, 2005 and 2006 and the subsequent interim period through March 8, 2007, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

(B)	ENGAGEMENT OF SHERB & CO.

On March 8, 2007, upon authorization and approval of the Company’s Board of Directors, the Company engaged Sherb & Co. (“Sherb”) as the Company’s independent registered public accounting firm.

During the Company’s fiscal years ended September 30, 2005 and 2006 and the subsequent interim period through March 8, 2007, neither the Company nor anyone acting on its behalf consulted with Sherb regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K), or a reportable event (as such term is described in Item 304(a)(1)(v) of Regulation S-K).

As described in Item 1.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
None

(b)	Pro Forma Financial Information.
None

(c)	Exhibits

Exhibit
Number	Description
16.1
Letter, dated March 8, 2007, from Chang G. Park, CPA, Ph.D addressed to the Securities and Exchange Commission regarding the concurrence of Chang G. Park, CPA, Ph.D. with the statements made by the Company in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

DATE: March 9, 2007	By: /s/Jan Norelid
Jan Norelid
Chief Financial Officer